Asset Quality Metrics 14 Non-Performing Loans / Total Loans Loan Loss Reserves / Non-Accrual Loans

Asset Quality Metrics

Non-Performing Loans / Total Loans


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.18%
0.90%
0.81%
0.75%
2011
2012
2013
2Q '14

Non-performing loans = non-accrual loans

Loan Loss Reserves / Non-Accrual Loans


126.0%
124.0%
122.0%
120.0%
118.0%
116.0%
114.0%
112.0%
110.0%
108.0%
106.0%
113.1%
125.0%
123.8%
122.2%
2011
2012
2013
2Q '14